Share-Based Payments - Summary of assumptions Weighted-average Fair Values of Warrants Granted and Assumptions Used for Black-Scholes Option Pricing Model (Details) - 12 months ended Dec. 31, 2025 - Warrants [Member]
	€ / shares shares	$ / shares shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Weighted-Average fair values of warrants granted | $ / shares		$ 1.43
Risk-free interest rate	2.82%	2.82%
Share entitlement per option | shares	1	1
Exercise price	€ 2.59
Subscription price	0.13
Underlying stock price at grant date	€ 2.36
Expected volatility	70.73%	70.73%
Expected term (in years)	5.5	5.5
Vesting conditions	Service	Service
Vesting period	Graded	Graded